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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (Date of earliest event reported): SEPTEMBER 26, 2006

                        COMMISSION FILE NUMBER 001-16111

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                              GLOBAL PAYMENTS INC.
               (Exact name of registrant as specified in charter)

                   Georgia                                  58-2567903
       (State or other jurisdiction of                   (I.R.S. Employer
        incorporation or organization)                  Identification No.)

  10 Glenlake Parkway, North Tower, Atlanta, Georgia       30328-3473
       (Address of principal executive offices)            (Zip Code)

        Registrant's telephone number, including area code: 770-829-8234

                                      NONE
              (Former name, former address and former fiscal year,
                         if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the flowing provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

In conjunction with the decision by the Board of Directors (the "Board") of Global Payments Inc. (the "Company") to increase the size of the Board to ten members, the Board has appointed Ruth Ann Marshall to the Company's Board as a Class III Director, effective September 26, 2006. Ms. Marshall has been named to the Compensation Committee and the Governance and Nominating Committee.

ITEM 8.01 OTHER EVENTS

The Company held its Annual Meeting of Shareholders on September 27, 2006 at the Company's Atlanta headquarters. At this meeting Mr. Alex W. Hart, Mr. William I Jacobs, Mr. Alan M. Silberstein, and Ms. Ruth Ann Marshall were elected to serve as Class III directors. Class III directors serve until the Annual Meeting of Shareholders in 2009, or until their successors are duly elected and qualified or until their earlier resignation, retirement, disqualification, or removal from office or death.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               Global Payments Inc.
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                                               (Registrant)


Date: September 27, 2006                       By: /s/ Joseph C. Hyde
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                                                   Joseph C. Hyde
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)